SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)            April 23, 1998
                                                 --------------------------

                             First Union Corporation
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             (Exact name of Registrant as specified in its charter)

        North Carolina                   1-10000                     56-0898180
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(State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)          File Number)             Identification No.)

        One First Union Center
        Charlotte, North Carolina                                  28288-0013
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code          (704)374-6565
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)





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Item 5. Other Events.

         This Current Report on Form 8-K is being filed by First Union Corporation (the "Corporation") in order to file as exhibits hereto (i) the Underwriting Agreement dated April 16, 1998 among the Corporation and the several Underwriters named therein (the "Underwriting Agreement"), relating to the Corporation's 6.30% Putable/Callable Subordinated Notes Due April 15, 2028 (the "Notes"); (ii) the form of Global Note containing the terms of the Notes;
(iii) the Calculation Agency Agreement between the Corporation and First Union National Bank, as Calculation Agent, relating to the Notes (the "Calculation Agency Agreement") and (iv) the Letter Agreement among the Corporation, First Union Investors, Inc. and First Union Capital Markets, a division of First Wheat Securities, Inc., relating to the Note Call Option (the "Letter Agreement").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

              (1)                   The Underwriting Agreement

              (4)(a)                The Form of Global Note

              (4)(b)                The Calculation Agency Agreement

              (4)(c)                The Letter Agreement





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FIRST UNION CORPORATION


         Date: April 23, 1998              By: /s/ Kent S. Hathaway
                                              ---------------------
                                              Name:  Kent S. Hathaway
                                              Title: Senior Vice President








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                                  Exhibit Index


         Exhibit No.                                                   Description

         (1)                                                  The Underwriting Agreement

         (4)(a)                                               The Form of Global Note

         (4)(b)                                               The Calculation Agency Agreement

         (4)(c)                                               The Letter Agreement

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